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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 4, 2003


                           DAVEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

               000-25207                             59-3538257
        (Commission File Number)        (I.R.S. Employer Identification No.)

                              1001 Lakeside Avenue
                               Cleveland, OH 44114
          (Address of principal executive offices, including ZIP code)

                                 (216) 241-2555
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

       99.1 Press Release, dated April 4, 2003, issued by Davel Communications, Inc.



ITEM 9. REGULATION FD DISCLOSURE

             On April 4, 2003, Davel Communications, Inc. issued a press release announcing the operating results for the year ended December 31, 2002.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    April 4, 2003


                                    DAVEL COMMUNICATIONS, INC.



                                    By: /s/ Richard P. Kebert
                                        ---------------------
                                    Name:  Richard P. Kebert
                                    Title: Chief Financial Officer
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                                  EXHIBIT LIST

Exhibit
  No.                     Description
-------                   -----------
99.1           Press Release, dated April 4, 2003, issued by Davel
               Communications, Inc.